Exhibit 99.1

Wize Pharma and Cosmos Capital enter into Bid Implementation Agreement

- Cosmos Capital, a digital infrastructure provider, to become publicly traded through a business combination with Wize

- The combined company is expected to have approximately US$5 million in cash and cash equivalents at closing

HOD HASHARON, Israel, and SYDNEY, Dec. 30, 2020 /PRNewswire/ -- Wize Pharma, Inc. (OTCQB: WIZP), a clinical-stage biopharmaceutical company focused on the treatment of ophthalmic disorders, and Cosmos Capital Limited, a leading digital infrastructure provider based in Sydney, Australia, today announced that they have entered into a bid implementation agreement ("BIA"), whereby Wize has agreed to make an off-market takeover offer to acquire all of the outstanding shares of Cosmos, subject to satisfaction of various closing conditions set forth in the BIA, resulting in Cosmos becoming a wholly-owned subsidiary of Wize.

"We are excited about the Wize Cosmos transaction," stated Noam Danenberg, CEO of Wize. "The Cosmos team brings a proven track record, experienced management and logistics capabilities within the Bitcoin mining industry. Consistent with our focus on maximising value for our shareholders, this transaction provides a continuing interest in our LO2A biomed activity, through the creation of a contingent value right, while providing exposure to Cosmos' Bitcoin mining operations."

James Manning, CEO and founder of Cosmos, commented, "Through this transaction we are excited to be providing public markets access to our digital infrastructure business and have enjoyed working with the like-minded Wize team throughout this process. Becoming a part of a publicly traded company is central to our continued growth and will allow us to accelerate our expansion plans moving forward."

Key Transaction Details

Under the terms of the BIA, Wize will commence an off-market takeover offer under applicable Australian laws to acquire all of the outstanding shares of Cosmos (the "Offer") in exchange for (i) 38.78 shares of Wize common stock and (ii) 22.33 warrants (each to acquire one share of Wize common stock) (the "Milestone Warrants") for each Cosmos share (subject to a minimum tender of at least 90% of Cosmos' outstanding ordinary shares). Subject to certain exceptions, the Milestone Warrants will become fully exercisable into Wize common stock provided Cosmos warrant holders retain the Wize stock issued to them until December 31, 2021 (the "31 December Milestone").

Upon completion of the transaction, and assuming all of the holders of Cosmos shares accept the Offer, Cosmos shareholders will own approximately 81.3% of the outstanding common stock of the combined company (87% if all of the Milestone Warrants become fully vested), while Wize existing shareholders will remain the owners of approximately 16.3% of the outstanding common stock of the combined company (11.1% if all of holders of the Milestone Warrants satisfy the 31 December Milestone and the Milestone Warrants become fully vested), each on a fully diluted basis and including warrants to be issued to Wize's financial advisor to the transaction.

Following the targeted closing of the transaction in the first quarter of 2021, and based on Wize's 60 day VWAP of US$0.143 on December 29, 2020 (and assuming that all the Milestone Warrants become fully vested), the combined company is expected to have a market capitalisation of approximately US$75.75 million.

Upon completion of the transaction, pre-closing Wize securityholders will receive one contingent value right ("CVR") for each share of Wize held on the record date. Each CVR will entitle the holder to a pro rata share of any consideration that may be received in connection with Wize's existing LO2A business, subject to transaction expenses and customary deductions as detailed in the CVR agreement.

Concurrently with the execution of the BIA, Wize entered into (i) a US$3.0 million Private Investment in Public Equity ("PIPE") financing from various accredited investors, including Noam Danenberg, CEO of Wize, in exchange for 25 million shares of common stock of Wize at US$0.12 per share, which financing is expected to close simultaneously with and subject to the closing of the Cosmos transaction, and (ii) pre-bid acceptance agreements with several Cosmos shareholders holding 19.9% of the outstanding Cosmos shares who have agreed to accept the Offer.

Following completion of the transaction, it is expected that (i) the combined company will have approximately US$5 million in cash and cash equivalents, (ii) Cosmos will retain its experienced management team, with Cosmos' CEO and founder James Manning assuming the role of CEO of the combined company, (iii) the Board of Directors of the combined company will consist of three members designated by Cosmos and one member designated by Wize, and (iv) the combined company will seek shareholder approval to be renamed Cosmos Capital, Inc. (or similar name), and to effect a reverse share split of the combined company's common stock.

Independent Expert Report

The BIA provides that Cosmos will obtain an Independent Expert Report ("IER") to opine on whether the transaction is fair and reasonable to the shareholders of Cosmos not associated with Wize. The IER will be provided to Cosmos shareholders with the Target Statement to be sent to Cosmos shareholders.

Unanimous Recommendation of the Cosmos Board

The Cosmos Board of Directors have carefully considered the BIA and the terms of the Offer and unanimously recommend that, in either the absence of a superior proposal or the IER concluding that the Offer is neither fair or reasonable, Cosmos shareholders ACCEPT THE OFFER once commenced and have indicated that they will ACCEPT THE OFFER in respect of all Cosmos shares they own or control.

Closing

The closing of the transactions contemplated under the BIA and the PIPE agreements is subject to the satisfaction of certain customary closing conditions, including 90% minimum acceptance of the Offer by Cosmos shareholders, and is expected in mid to late first quarter of 2021. The full conditions to the Offer (the "Conditions") will be set out in the Bidder Statement which Wize expects to dispatch to Cosmos shareholders as soon as practicable. Details of such Conditions are set out in the bottom of this press release.

Advisors

H.C. Wainwright & Co is acting as financial advisor, and Goldfarb Seligman & Co., Maddocks and Sullivan & Worcester LLP are serving as legal advisors, to Wize Pharma on this transaction. Dentons is serving as legal advisors to Cosmos Capital.

IMPORTANT NOTE: The securities to be offered and sold by Wize Pharma in the Offer and PIPE are not being registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission ("SEC") or an applicable exemption from such registration requirements. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Offer described in this document is for the securities of a non-U.S. company. The Offer is subject to disclosure requirements of a country that are different from those of the United States.

Additional Important Information and Where to Find It

In connection with the transactions, Wize Pharma will file a Current Report on Form 8-K with the SEC which will include additional details about the transactions.

Cosmos Shareholders do not need to take any action in relation to the Offer at this stage. Wize intends to lodge a copy of its Bidder's Statement with the Australian Securities and Investments Commission and send a copy to Cosmos and the Cosmos shareholders in late January 2021 (although that is subject to change). The Bidder's Statement will contain detailed information relevant to the Offer, including how to accept the Offer, the full conditions to the Offer and information about Wize. In addition, Cosmos will be required to issue a Target's Statement to Cosmos shareholders following dispatch of Wize's Bidder's Statement, which Target's Statement will contain detailed information relevant to the Offer, including the reasons of the Board of Directors of Cosmos to recommend the Offer.

About Wize Pharma

Wize Pharma, Inc. is a clinical-stage biopharmaceutical company currently focused on the treatment of ophthalmic disorders, including DES. Wize has in-licensed certain rights to purchase, market, sell and distribute a formula known as LO2A, a drug developed for the treatment of DES, and other ophthalmological illnesses, including CCh and Sjögren's syndrome (Sjögren's).

Wize has recently reported topline results from its Phase IV clinical trial of its in-license eye drop formula, LO2A, for the symptomatic treatment of dry eye syndrome (DES) in patients with Sjögren's syndrome, in which LOA2 met its primary endpoint of non-inferiority vs. comparator at the 3-month time point in corneal staining with a p value of 0.001.

LO2A is currently registered and marketed by its inventor in Germany and Switzerland for the treatment of DES, in Hungary for the treatment of DES, CCh and Sjögren's and in the Netherlands for the treatment of DES and Sjögren's.

About Cosmos Capital

Cosmos Capital is a digital infrastructure provider, with diversified operations across Cryptocurrency Mining and Digital Asset Management. Headquartered in Sydney, Australia and operating across the USA and Australia, Cosmos' mission is to build a bridge between the rapidly emerging digital asset industry and traditional capital markets, with a strong focus on shareholder returns. Cosmos matches energy infrastructure with next-generation mobile data centre solutions, enabling the proliferation of blockchain technology. Cosmos is an unlisted Australian public company.

Forward Looking Statements

Wize cautions you that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as "expect," "intend," "plan," "anticipate," "believe," and "will," among others. For example, when we discuss the expected benefits of the transaction or the expected closing of the Offer and the PIPE, we are using a forward-looking statement. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Wize's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that we will not consummate the transactions with Cosmos and the PIPE investors or, if we do consummate such transactions, that we will not receive the benefits we planned to achieve from such transactions; the possibility that Wize will enter into a transaction with respect to its LO2A business that will ultimately benefit holders of the CVRs; our expectations regarding the capitalization, resources and ownership structure of the post-closing combined company; the nature, strategy and focus of the post-closing combined company; the executive officer and board structure of the post-closing combined company; and the expectations regarding acceptance of the Offer by the Cosmos shareholders. More detailed information about the risks and uncertainties affecting Wize is contained under the heading "Risk Factors" included in Wize's Annual Report on Form 10-K filed with the SEC on March 30, 2020, and in other filings that Wize has made and may make with the SEC in the future. Wize and/or Cosmos may not actually consummate the proposed transaction, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in our forward-looking statements, and you should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Wize and Cosmos undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

The contents of any website or hyperlinks mentioned in this press release are for informational purposes and the contents thereof are not part of this press release.

Logo - https://mma.prnewswire.com/media/687831/Wize_Pharma_Logo.jpg

For all investor enquiries, please contact:

For Wize:
Or Eisenberg
Chief Financial Officer
+972-72-260-0536
or@wizepharma.com

Conditions

According to the BIA, the obligation of Wize to consummate the Offer will be subject to the following conditions that are set out in Schedule 1 to the BIA (capitalized terms used below are as defined in the BIA):

(a) Minimum acceptance condition

At the end of the Offer Period, Bidder and its Associates have a Relevant Interest in at least 90% (by number) of Target Shares on issue.

(b) No prescribed occurrences

None of the following events happen during the Condition Period:

(i) Target converts all or any of its shares into a larger or smaller number of shares (see section 254H of the Corporations Act);

(ii) Target or any subsidiary of Target resolves to reduce its share capital in any way;

(iii) Target or any subsidiary of Target:

(A) enters into a buy back agreement in relation to its shares; or

(B) resolves to approve the terms of a buy back agreement under section 257C(1) or 257D(1) of the Corporations Act;

(iv) Target or any subsidiary of Target issues shares or grants an option over its shares or agrees to make such an issue or grant such an option unless with the prior written consent of Bidder;

(v) Target or any subsidiary of Target issues, or agrees to issue, convertible notes;

(vi) Target or any subsidiary of Target disposes, or agrees to dispose, of the whole, or a substantial part, of its business or property;

(vii) Target or any subsidiary of Target grants, or agrees to grant, an Encumbrance in the whole, or a substantial part, of its business or property;

(viii) Target or any subsidiary of Target resolves to be wound up;

(ix) a liquidator or provisional liquidator of Target or a subsidiary is appointed;

(x) a court makes an order for the winding up of Target or any subsidiary of Target;

(xi) an administrator of Target or a subsidiary of Target is appointed under section 436A, 436B or 436C of the Corporations Act;

(xii) Target or a subsidiary of Target executes a deed of company arrangement; or

(xiii) a receiver, or a receiver and manager, is appointed in relation to the whole, or a substantial part, of the property of Target or a subsidiary of Target.

(c) No action by Regulatory Agency materially adversely affecting the Offer

(i) Subject to clause (c)(ii) of this Schedule 1, that during the Condition Period there is not any final decision, order or decree issued by a Regulatory Agency which restrains or prohibits or threatens to restrain or prohibit the making of the Offer and the completion of acceptances pursuant to the Offer.

(ii) If clause (c)(i) of this Schedule 1 applies, and the relevant action by the Regulatory Agency is able to be resolved so that acceptances pursuant to the Offer can be completed, the parties agree in accordance with clause 2(b) of the BIA to extend the Timetable until the action is resolved, but not later than the Outside Date.

(d) No material acquisitions, disposals or new commitments

None of the following events occurs during the Condition Period:

(i) Target, or any of its subsidiaries acquires, offers to acquire, agrees to acquire or announces a bid or tenders for, one or more companies, businesses or assets (or any legal, beneficial or economic interest or right in one or more companies, businesses or assets) or makes an announcement in relation to such an acquisition, offer, agreement, bid or tender, except (A) with the prior written consent of Bidder or (B) in respect of assets only and not companies or businesses, in the ordinary course of Target's ordinary business and consistent with past practices;

(ii) Target, or any of its subsidiaries, disposes of, offers to dispose of, or agrees to dispose of one or more companies, businesses or assets or any legal, beneficial or economic interest or right in any one or more companies, businesses or assets, except (A) with the prior written consent of Bidder or (B) in respect of assets only and not companies or businesses, in the ordinary course of Target's ordinary business and consistent with past practices;

(iii) Target, or any of its subsidiaries, enters into, or offers to enter into, any agreement, joint venture, partnership, management agreement, arrangement or commitment which would require expenditure, other than immaterial expenditures in the ordinary course of business;

(iv) Target, or any of its subsidiaries, enters into, or offers to enter into, a transaction that has the same economic effect as any of the things in clauses (i) to (iii); or

(v) Target or any of its subsidiaries resolves to do any of the things in clauses (i) to (iv).

This condition does not apply to any transaction or arrangement or proposed transaction or arrangement publicly announced by Target before the date of this Agreement.

(e) Conduct of Target's business

That during the Condition Period, none of Target, or any body corporate which is or becomes a subsidiary of Target:

(i) declares, or distributes any dividend, bonus or other share of its profit or assets;

(ii) issues or grants options over, or agrees or issue or grant Target Options over, or otherwise makes any commitments regarding any shares or other securities, or alters its capital structure or the rights attached to any of its shares or other securities, or issues or agrees to issue any Target Options, convertible notes or shares;

(iii) makes any changes to its constitution or passes any special resolution;

(iv) borrows or agrees to borrow any money;

(v) releases, discharges or modifies any substantial obligation to it of any person, firm or corporation or agrees to do so;

(vi) except as required by law does any of the following:

(A) makes or agrees to make any change in the basis or amount of remuneration of any director, executive officer or other employee; or

(B) except as provided under any superannuation, provident or retirement scheme or contract in effect on the Announcement Date, pays or agrees to pay any retirement benefit or allowance to any director, executive officer or other employee.

(vii) has threatened or threatened against it any material claims or material proceedings in any court or tribunal (including, but not limited to, a petition for winding up or an application for appointment of a receiver and manager); or

(viii) becomes subject to investigation under the Australian Securities and Investments Commission Act 2001(Cth) or any corresponding legislation.

This condition does not apply to any transaction or arrangement or proposed transaction or arrangement undertaken in the ordinary course of Target's business.

(f) No breach of warranty or covenants

That during the Condition Period, (i) the representations and warranties given by Target in (A) clauses 11.2(a), (b), (c), (e), (g) and (h) of the BIA are true and correct in all respects and (B) in the other sub-clauses of clause 11.2 of the BIA are true and correct in all material respects and (ii) Target has not breached any of its obligations or covenants in any material respect.

(g) No Target MAE

No event occurs that constitutes a Target MAE.

(h) Target Information

Target has supplied the financial and other information in accordance with clause 7.3 of the BIA.

(i) Other Matters

Neither of the following occurs:

(i) The directors of the Target Board fail to (i) give a unanimous recommendation to the Target Shareholders that they accept the Offer and that all directors intend to accept the Offer with respect to their own Target Shares or (ii) reaffirm such recommendation and statement within 5 Business Days after a Target Competing Proposal is announced; or

(ii) Prior to the end of the Offer Period, Bidder becomes entitled to terminate the Agreement in accordance with clause 13 of the BIA.